NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Amundi World Bond Fund
Nationwide Bailard Emerging Markets Equity Fund
Nationwide Bailard International Equities Fund
Nationwide Emerging Markets Debt Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund

Supplement dated September 14, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Emerging Markets Debt Fund

1.	Effective immediately:

a.	The "Portfolio Management – Portfolio Manager" section on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Kieran Curtis	Investment Director, Emerging Markets	Since 2017
Mark Baker, CFA	Investment Director, Emerging Markets	Since 2017

b.	The paragraph under the heading "Portfolio Management – Nationwide Emerging Markets Debt Fund" on page 58 of the Prospectus is deleted in its entirety and replaced with the following:

Kieran Curtis and Mark Baker, CFA, are the Fund's portfolio managers and are jointly responsible for the day-to-day management of the Fund's portfolio. Mr. Curtis is an Investment Director, Emerging Markets at Standard Life Investments, which he joined in 2013. Prior to joining Standard Life Investments, Mr. Curtis was at Aviva Investors for 8 years as a portfolio manager and subsequently, the Head of Local Currency Bonds.  Mr. Baker is an Investment Director, Emerging Markets at Standard Life Investments, which he joined in 2012. Prior to joining Standard Life Investments, Mr. Baker was employed at Threadneedle Asset Management from 2006 to 2012.

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